UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center,

Klarabergsviadukten 70, SE-107 24

Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On March 24, 2009, Autoliv, Inc. (the “Company”) issued a press release providing an update on its GM and Chrysler exposure, liquidity position, rationalization efforts and capital expenditures trend. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Also on March 24, 2009, the Company issued a press release announcing the proposed offering of shares of common stock and equity units. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Additionally, as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2008, at any given time the Company is undergoing tax audits in several tax jurisdictions and covering multiple years. On March 2, 2009, the U.S. Internal Revenue Service (“IRS”) field examination team that is auditing the Company issued notices of proposed adjustment to the Company in which the examination team stated that it is considering adjustments to increase U.S. taxable income by approximately $294.4 million due to alleged incorrect transfer pricing in transactions between a U.S. subsidiary and other subsidiaries during the period 2003 through 2005. The Company believes, after consultation with tax counsel, that the examination team’s proposed adjustments are based on errors in fact and law. The Company expects that, after the conclusion of the applicable administrative procedures and review within the IRS, including the mutual agreement procedure of income tax treaties to which the U.S. is a party, and/or a judicial determination of the facts and applicable law, any adjustment with respect to the transfer pricing in these transactions will not produce a material increase to the Company’s consolidated income tax liability.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 24, 2009, regarding financial update

99.2	Press release, dated March 24, 2009, regarding proposed offering of securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOLIV, INC.
Date: March 24, 2009

	By:	/s/ Lars A. Sjöbring
	Name:	Lars A. Sjöbring
	Title:	Group Vice President – Legal Affairs General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated March 24, 2009, regarding financial update

99.2	Press release, dated March 24, 2009, regarding proposed offering of securities